                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only
                 (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                                           FAIRMARKET, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                                          [LOGO]

                                FAIRMARKET, INC.
                             500 UNICORN PARK DRIVE
                          WOBURN, MASSACHUSETTS 01801

                                                                   April 9, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of FairMarket, Inc. This year's meeting will be held on Wednesday, May 23, 2001 at 10:00 a.m., local time, at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts.

    The attached formal Notice of Annual Meeting and Proxy Statement describe the proposal we expect to act upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of FairMarket, Inc. by voting on the proposal described in the Proxy Statement. We hope that you will be able to attend the meeting.

    Your vote is important. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. The attached Proxy Statement contains instructions about the methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in your proxy card or you may withdraw your proxy at the meeting and vote your shares in person.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Eileen Rudden

                                          Eileen Rudden
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                FAIRMARKET, INC.
                             500 UNICORN PARK DRIVE
                          WOBURN, MASSACHUSETTS 01801

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

                            ------------------------

TO OUR STOCKHOLDERS:

    The 2001 Annual Meeting of Stockholders of FairMarket, Inc. will be held on Wednesday, May 23, 2001 at 10:00 a.m., local time, at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, for the following purposes:

    1. To elect one Class I director, to serve until the 2004 Annual Meeting of Stockholders.

    2. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements of the meeting.

    These items are more fully described in the attached Proxy Statement.

    Only stockholders of record at the close of business on March 29, 2001, the record date, are entitled to notice of and to vote at the meeting.

    If you do not plan to attend the meeting and vote your shares in person, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed postage-paid envelope. Any proxy may be revoked at any time before it is exercised at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Lisa M. McGrath

                                          Lisa M. McGrath
                                          SECRETARY

Woburn, Massachusetts
April 9, 2001

                                FAIRMARKET, INC.
                             500 UNICORN PARK DRIVE
                          WOBURN, MASSACHUSETTS 01801

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FairMarket, Inc. ("FairMarket") for use at the 2001 Annual Meeting of Stockholders of FairMarket to be held on Wednesday, May 23, 2001 at 10:00 a.m., local time, at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, and at any adjournments or postponements thereof.

    This Proxy Statement and the accompanying materials are being mailed on or about April 11, 2001 to holders of record of our common stock as of the record date for the meeting, March 29, 2001.

    FairMarket's 2000 Annual Report to Shareholders, together with FairMarket's Annual Report on Form 10-K for the year ended December 31, 2000 (which includes FairMarket's consolidated financial statements), is being mailed to stockholders of FairMarket with this Proxy Statement. The Annual Report to Shareholders and the Annual Report on Form 10-K are not, however, part of the proxy solicitation material.

                       VOTING AND SOLICITATION OF PROXIES

    At the Annual Meeting, stockholders will act upon the matters set forth in the accompanying Notice of Annual Meeting, including the election of a Class I director. We are not aware of any other matters to be presented at the meeting other than those described in this Proxy Statement. If any other matters are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

    STOCKHOLDERS ENTITLED TO VOTE; TABULATION OF VOTES. If our records show that you are a stockholder as of the close of business on March 29, 2001 (the record date for the meeting), you are entitled to receive notice of the Annual Meeting and to vote the shares of FairMarket's common stock that you held at that time. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and "broker non-votes." "Broker non-votes" are shares represented at the meeting that are held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote those shares, and the brokers or nominees do not have discretionary voting power to vote those shares.

    On March 29, 2001, there were 28,774,161 shares of our common stock outstanding, held by 186 stockholders of record.

    ATTENDING THE ANNUAL MEETING. All stockholders of record of shares of FairMarket's common stock at the close of business on the record date, or their designated proxies, may attend the Annual Meeting.

    QUORUM. The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of FairMarket's common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the record date, there were 28,774,161 shares of common stock outstanding and entitled to vote at the Annual Meeting. Shares that reflect abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

    VOTING YOUR SHARES.  Shares may be voted as described below.

    VOTING BY PROXY HOLDERS FOR SHARES REGISTERED DIRECTLY IN THE NAME OF THE STOCKHOLDER. If your shares are registered directly in your own name with our transfer agent, EquiServe Trust Company, then you are considered to be the "holder of record" of those shares. If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares by marking, signing, dating and mailing the proxy card in the enclosed postage-paid envelope.

    VOTING BY PROXY HOLDERS FOR SHARES REGISTERED IN THE NAME OF A BROKERAGE FIRM OR BANK. If your shares are held of record by a broker, bank or other nominee (in other words, in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted.

    VOTING BY MAIL. If you would like to vote by mail, please mark your proxy card, sign and date it, and return it in the enclosed postage-paid envelope.

    VOTING IN PERSON. If you are the stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from their broker, bank or other nominee that holds their shares of record.

    VOTING BY PHONE. If you are the stockholder of record and live in the United States or Canada, you may vote your proxy by following the "Vote by Phone" instructions on the enclosed proxy card. If your shares are held in street name, whether you may vote those shares telephonically will depend on your broker or other nominee's voting arrangements, and you should contact your broker or other nominee for that information if it does not appear on the voting form you receive from your broker or other nominee.

    VOTING BY INTERNET. If you are the stockholder of record and have Internet access, you may vote your proxy from any location in the world by following the "Vote by Internet" instructions on the enclosed proxy card. If your shares are held in street name, whether you may vote those shares via the Internet will depend on your broker or other nominee's voting arrangements, and you should contact your broker or other nominee for that information if it does not appear on the voting form you receive from your broker or other nominee.

    REVOKING AND CHANGING A PROXY. You may revoke or change your proxy at any time before it has been exercised by:

    - delivering a written revocation to the Secretary of FairMarket at our principal executive offices;

    - delivering another signed proxy bearing a later date; or

    - attending the Annual Meeting and voting in person.

    Any stockholder of record as of the record date who attends the Annual Meeting may vote in person whether or not the stockholder has previously delivered a proxy, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously delivered proxy.

    SOLICITATION OF PROXIES. The cost of soliciting proxies will be borne by FairMarket. If you choose to vote over the Internet, however, you are responsible for Internet access charges you may incur. FairMarket will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy materials to brokers or other persons holding shares in their names or in the names of their nominees and for charges and expenses in forwarding proxies and proxy materials to the beneficial owners of those shares. FairMarket has retained Morrow & Co., Inc. to assist in the solicitation of proxies for the Annual Meeting, at a cost to FairMarket of approximately $4,500 plus reimbursement of reasonable expenses. Solicitations may also be made by officers and regular employees of FairMarket, without additional compensation, by use of the mails, personal interview, telephone or facsimile.

                      PROPOSAL TO ELECT A CLASS I DIRECTOR

    The number of directors making up FairMarket's Board of Directors is currently fixed at five. Our Board is divided into three classes, consisting of one Class I director, whose term of office expires at the Annual Meeting, two Class II directors, whose terms of office continue until the 2002 annual meeting of stockholders, and two Class III directors, whose terms of office continue until the 2003 annual meeting of stockholders. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. At the Annual Meeting, one Class I director will be elected to serve until the 2004 Annual Meeting, or until the director's successor is duly elected and qualified.

    Our Board of Directors has nominated Eileen Rudden to serve as the Class I director. Ms. Rudden is currently serving as a Class I director of FairMarket. Our Board of Directors anticipates that its nominee will serve, if elected, as a director. However, if any person nominated by our Board of Directors is unable to accept election, proxies will be voted for the election of such other person or persons as our Board of Directors may recommend.

    VOTE REQUIRED. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the Annual Meeting is required for the election of a director. Votes may be cast for or withheld from any nominee. Votes cast for a nominee will count as "yes votes." Abstentions and broker non-votes will be excluded entirely from the vote and will have no effect.

    RECOMMENDATION. THE BOARD OF DIRECTORS OF FAIRMARKET UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEE, EILEEN RUDDEN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS NOMINEE UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING THE NOMINEE AND OTHER DIRECTORS

    The following biographical descriptions contain information with respect to the nominee for re-election as a Class I director at the Annual Meeting and each director who is not up for re-election, based on information furnished to FairMarket by each director as of March 21, 2001.

NOMINEE FOR ELECTION AS A CLASS I DIRECTOR FOR A THREE-YEAR TERM EXPIRING AT THE
  2004 ANNUAL MEETING OF STOCKHOLDERS

    EILEEN RUDDEN, age 50, has served as President and Chief Executive Officer and as a director of FairMarket since September 11, 2000. Before joining FairMarket, she served with Lotus Development Corporation in various positions from 1986 to March 2000, including as the Senior Vice President responsible for the software Lotus Notes, Domino and cc:Mail from November 1995 to August 1999 and as Senior Vice President of Business Development from August 1999 to
March 2000. Before joining Lotus in 1986, she was Director of Corporate Planning at Wang Laboratories and a manager at The Boston Consulting Group. She is a graduate of Brown University and Harvard Business School. Ms. Rudden also serves as a member of the Board of Directors of the John H. Harland Company, a provider of printed products and software to the financial institution market.

INCUMBENT CLASS II DIRECTORS--TERM EXPIRES 2002

    RICHARD PALLAN, age 57, has served as a director of FairMarket since January 2000. Mr. Pallan has over 20 years of experience in the financial services industry. From 1981 until his retirement in December 1994, Mr. Pallan served with Putnam Investments, an investment management firm. Mr. Pallan was a Senior Managing Director of Putnam, a member of its Management and Executive Committees and was responsible for business strategy. Mr. Pallan was also responsible for the development of Putnam's Defined Contribution Plans (or "401(k)") business. Mr. Pallan is a graduate of Tufts University and Harvard Business School.

    RORY COWAN, age 48, was elected as a director of FairMarket on March 21, 2001. Mr. Cowan is the founder of Lionbridge Technologies, Inc., a provider of globalization products and services for worldwide deployment of technology and information-based products, where he has served as Chairman of the Board and Chief Executive Officer since September 1996. From September 1996 to
March 2000, Mr. Cowan also served as President of Lionbridge. Before founding Lionbridge, Mr. Cowan served as Chief Executive Officer of Interleaf, Inc., a document automation software services company, from October 1996 to January 1997. From May 1995 to June 1996, Mr. Cowan served as Chief Executive Officer of Stream International, Inc., a software and services provider and a division of R.R. Donnelley & Sons, a provider of commercial print and print-related services. Mr. Cowan joined R.R. Donnelley in 1988 and served most recently as Executive Vice President from 1991 to June 1996. Before joining R.R. Donnelley, Mr. Cowan was founder of CSA Press of Hudson, Mass., a software duplication firm, and held positions at Compugraphic Corporation, an automated publishing hardware firm. Mr. Cowan is also the Chairman of the Board of Directors of NewsEdge Corporation, a provider of eContent applications for business web sites and enterprise intranets. Mr. Cowan is a graduate of Harvard University and Harvard Business School.

INCUMBENT CLASS III DIRECTORS--TERM EXPIRES 2003

    NANDA KRISH, age 40, has served as a director of FairMarket since
April 1997. Mr. Krish is a founding team member and since November 1998 has served as an operating officer of Verilytics, Inc., a creator of networks of affinity-based portals, where he has overall responsibility for worldwide revenue including sales and professional services. From 1995 to November 1998, Mr. Krish served as Vice President of Corporate Development of Open
Market, Inc., a provider of Internet commerce software. Before that, Mr. Krish held various positions with Electronic Data Systems Corporation (EDS), an information technology services company, most recently as Vice President and General Manager of the EDS unit responsible for the company's interactive shopping strategy. Mr. Krish is a graduate of BU/India and the New Jersey Institute of Technology/Rutgers University.

    SCOTT RANDALL, age 38, founded FairMarket in February 1997 and has served as a director since FairMarket's founding. Mr. Randall served as President and Chief Executive Officer of FairMarket from its founding until the election of Ms. Rudden to those roles in September 2000, and since then has served as Chairman of FairMarket. Mr. Randall has served as the Chairman of the Board of Directors of FairMarket since August 2000. Prior to founding FairMarket, he was President of Yahoo! Marketplace, a joint venture between Yahoo! and VISA International which was responsible for developing the online retail shopping area of the Yahoo! site, from June through December 1996 and President of the Internet Shopping Network, the Internet retail shopping division of the Home Shopping Network, from February through May 1996. From June 1994 through
January 1996, he was the general manager of NECX Direct, an Internet home and office technology shopping site. Before that, Mr. Randall held positions in brand management at Procter & Gamble. Mr. Randall is a graduate of Harvard College and Harvard Business School.

BOARD MEETINGS AND COMMITTEES

    BOARD OF DIRECTORS. Our Board of Directors met 15 times and acted by written consent in lieu of a meeting on four occasions during 2000. Each of the directors attended 75% or more of the aggregate of (a) the total number of meetings of the Board of Directors during 2000 (held during the period such person served as a director) and (b) the total number of meetings held by all committees of the Board of Directors on which such director served during 2000.

    AUDIT COMMITTEE. In February 2000, our Board of Directors established an Audit Committee consisting of Messrs. Krish and Pallan. The Audit Committee is composed solely of independent directors as defined and required by Nasdaq. The Audit Committee (a) reviews the scope and timing of the audit of FairMarket's financial statements by FairMarket's independent auditors, (b) reviews with FairMarket's independent auditors, and with our management, policies and procedures with respect to financial and accounting controls and (c) reviews with FairMarket's independent auditors their reports on FairMarket's financial statements and recommendations they make for improvements in our internal controls and the implementation of those recommendations. The Audit Committee has adopted a written charter to govern its operation which is attached to this Proxy Statement as Exhibit A. The Audit Committee held four meetings during 2000. On March 21, 2001, in connection with the election of Rory Cowan as a director of FairMarket, Mr. Cowan was also elected as the third member of the Audit Committee.

    COMPENSATION COMMITTEE. In February 2000, our Board of Directors established a Compensation Committee consisting of Messrs. Krish and Pallan. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the amount and type of consideration to be paid to senior management, administering our stock option and employee stock purchase plans and establishing and reviewing general policies relating to compensation and benefits of employees. The Compensation Committee did not separately meet during 2000 as its duties were performed at meetings of the full Board of Directors, and acted by written consent in lieu of a meeting on two occasions during 2000. On March 21, 2001, in connection with the election of Mr. Cowan as a director of FairMarket, Mr. Cowan was also elected as a member of the Compensation Committee. For transition purposes, Mr. Krish will continue to serve as a member of this committee until May 31, 2001, at which time his term as a member of this committee will expire.

    OPTION COMMITTEE. In March 2000, our Board of Directors established an Option Committee, consisting of Mr. Randall, to administer the grant of options under our stock option plans to employees other than executive officers, as authorized from time to time by the Compensation Committee or the Board of Directors. Ms. Rudden replaced Mr. Randall as the sole member of the Option Committee in September 2000. The Option Committee acted by written action in lieu of a meeting on 11 occasions during 2000.

    NOMINATING COMMITTEE. In February 2000, our Board of Directors established a Nominating Committee consisting of Messrs. Krish and Randall. The Nominating Committee is responsible for designating FairMarket's nominees for election to the Board of Directors. The Nominating Committee did not meet during 2000. On March 21, 2001, the Board expanded this committee to three members and elected Mr. Pallan as the third member of this committee.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table shows the amount of common stock of FairMarket beneficially owned as of March 21, 2001 by:

    - each director;

    - each person who served as Chief Executive Officer during 2000
      (Mr. Randall and Ms. Rudden), the four other most highly compensated executive officers of FairMarket for 2000 and two other individuals who would have been included among the most highly compensated executive officers of FairMarket for 2000 but for the fact that they were not employed with FairMarket at the end of the year (the "Named Executive Officers");

    - all directors and executive officers of FairMarket as a group; and

    - each person known by FairMarket to beneficially own more than 5% of our outstanding common stock.

    Beneficial ownership of common stock includes shares that are directly owned or jointly owned, as well as shares over which the individual or entity has sole or shared investment or voting authority. Beneficial ownership of common stock also includes shares that the individual or entity has the right to acquire (through the exercise of options or warrants or any other right) within 60 days after March 21, 2001.

                                                            AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP    CLASS(1)
------------------------------------                        --------------------   ----------
DIRECTORS AND EXECUTIVE OFFICERS

Matthew Ackley............................................          78,325(2)            *
Louis Gennaro(3)..........................................               0               0
Scott Randall.............................................       3,764,125(4)         11.2%
Eileen Rudden.............................................               0               0
Bryan Semple..............................................          76,850(5)            *
N. Louis Shipley..........................................         114,863(6)            *
Robert Supnik(7)..........................................          50,910               *
Bruce Worrall.............................................          71,313(8)            *
Rory Cowan................................................               0               *
Nanda Krish...............................................          83,700(9)            *
Richard Pallan............................................          50,000(10)           *
All directors and executive officers as a group (13
  persons)................................................       4,945,939(11)        12.8%

OTHER 5% BENEFICIAL OWNERS

At Home Corporation.......................................       4,000,000(12)        11.9%
  450 Broadway Street
  Redwood City, CA 94063

Microsoft Corporation.....................................       5,750,000(13)        17.1%
  One Microsoft Way
  Redmond, WA 98052

Sierra Ventures Associates VII, LLC.......................       4,925,334(14)        14.6%
  3000 Sand Hill Road
  Menlo Park, CA 94025

Ticketmaster..............................................       2,250,000(15)         6.7%
  3701 Wilshire Boulevard
  Los Angeles, CA 90010

------------------------

   * Less than 1%

 (1) The total number of shares of common stock outstanding used in calculating the percentage assumes that all options and warrants to acquire shares of FairMarket's common stock that were exercisable on, or become exercisable within 60 days of, March 21, 2001 are exercised.

 (2) Includes 68,125 shares of common stock issuable upon the exercise of options.

 (3) Mr. Gennaro resigned as Vice President of Sales effective September 29,
     2000.

 (4) Includes 78,125 shares of common stock issuable upon the exercise of options.

 (5) Includes 76,250 shares of common stock issuable upon the exercise of options.

 (6) Includes 64,063 shares of common stock issuable upon the exercise of options.

 (7) Mr. Supnik resigned as Vice President of Engineering effective December 1, 2000.

 (8) Includes 70,313 shares of common stock issuable upon the exercise of options.

 (9) Includes 25,000 shares of common stock issuable upon the exercise of options.

 (10) Consists of 50,000 shares of common stock issuable upon the exercise of options.

 (11) Includes 445,939 shares of common stock issuable upon the exercise of options.

 (12) This information is based on a Schedule 13G, dated March 13, 2001, filed by At Home Corporation (formerly Excite, Inc.).

 (13) This information is based on a Schedule 13G, dated March 14, 2001, filed by such entity. Includes 4,500,000 shares issuable upon exercise of a warrant held by Microsoft.

 (14) This information is based on a Schedule 13G, dated February 14, 2001, filed by such entity.

 (15) This information is based on a Schedule 13G, dated March 28, 2001, filed by Ticketmaster (formerly Ticketmaster Online-CitySearch, Inc.).

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

    During 2000, directors who were employees received no additional compensation for their services as directors. Beginning in 2001, each non-employee director will receive an annual cash retainer of $15,000. Non-employee directors are eligible to participate in FairMarket's 2000 Stock Option and Incentive Plan at the discretion of the full Board of Directors. In February 2000, pursuant to this plan, the Board granted each of Messrs. Krish and Pallan an option to purchase 75,000 shares of common stock at an exercise price of $8.50 per share which vests in three equal installments over three years. In September 2000, the Board approved an amendment to the option certificates covering such grants to provide for the acceleration in full of such options upon the occurrence of a "sale event," as defined in FairMarket's 2000 Stock Option and Incentive Plan, with such provision to apply to all future option grants to non-employee directors. In August 2000, the Board granted
Mr. Pallan an additional option to purchase 25,000 shares at an exercise price of $4.4375 per share which vests in two equal installments over a two-month period, in recognition of special directorial services rendered by Mr. Pallan to FairMarket during the summer of 2000.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following table provides information as to compensation paid by FairMarket for 1999 and 2000 to the Chief Executive Officer and the Named Executive Officers. Except as otherwise indicated below, none of those persons was employed with FairMarket during 1998.

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                                                         --------------------------
                                             ANNUAL COMPENSATION         RESTRICTED
                                        ------------------------------     STOCK          NUMBER OF    ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR      SALARY     BONUS       AWARDS          OPTIONS    COMPENSATION
---------------------------             --------   --------   --------   ----------       ---------   ------------
Eileen Rudden(1)......................    2000     $ 57,692   $25,000           --         900,000      $    186(2)
President and Chief Executive
  Officer.............................    1999           --        --           --              --            --
Scott Randall(1)......................    2000     $174,038   $50,000           --         250,000      $    260(2)
Chairman                                  1999     $150,000        --           --              --      $    135(2)
                                          1998     $133,654        --           --              --            --
Matthew Ackley........................    2000     $129,615   $ 9,375           --          15,000      $    190(2)
Vice President, Professional Services     1999     $ 93,077        --           --         110,000      $     78(2)
                                          1998           --        --           --          40,000            --
Louis Gennaro(3)......................    2000     $116,683   $75,000           --         225,000      $    504(2)
Former Vice President, Sales              1999           --        --           --              --            --
Bryan Semple..........................    2000     $129,615        --           --          15,000      $    214(2)
Vice President, Corporate Strategy        1999     $ 86,934        --           --         150,000      $    103(2)
N. Louis Shipley......................    2000     $133,980   $43,750     $425,000(4)      175,000      $ 96,708(5)
Vice President, Worldwide Sales,          1999           --        --           --              --            --
President of International
Robert Supnik(6)......................    2000     $158,649   $30,000           --          90,000      $    637(2)
Former Vice President, Engineering        1999     $ 50,212        --           --         200,000      $    274(2)
Bruce Worrall.........................    2000     $151,346   $47,500     $212,500(4)       60,000      $127,120(7)
Vice President, Business Development      1999     $ 16,433        --           --         130,000      $  3,139(8)

------------------------

(1) Ms. Rudden was elected President and Chief Executive Officer of FairMarket in September 2000. Mr. Randall served as FairMarket's President and Chief Executive Officer until that time.

(2) Represents insurance premiums paid by FairMarket for group life insurance for the benefit of such person.

(3) Mr. Gennaro resigned from FairMarket effective September 29, 2000.

(4) All restrictions on the shares covered by such award had lapsed as of December 31, 2000.

(5) Represents (a) $16,155 in cost-of-living adjustment (COLA) payments, $34,340 in reimbursed relocation expenses and $45,985 in reimbursed housing and automobile expenses in connection with Mr. Shipley's assignment in England and (b) insurance premiums paid by FairMarket for group life insurance for the benefit of such person. FairMarket has also agreed to pay Mr. Shipley certain "tax equalization" payments for the period of Mr. Shipley's assignment to England, the amount of which for 2000 has not yet been determined.

(6) Mr. Supnik resigned from FairMarket effective December 1, 2000.

(7) Represents (a) $65,803 in reimbursed relocation expenses and $61,094 in payment of taxes related to such expense reimbursement and (b) insurance premiums paid by FairMarket for group life insurance for the benefit of such person.

(8) Represents (a) $2,197 in reimbursed relocation expenses and $906 in payment of taxes related to such expense reimbursement and (b) insurance premiums paid by FairMarket for group life insurance for the benefit of such person.

OPTION GRANTS IN FISCAL YEAR 2000

    The following table provides certain information with respect to stock options granted by FairMarket during 2000 to the Chief Executive Officer and each of the Named Executive Officers.

                                                                                           POTENTIAL REALIZABLE VALUE
                                                                                             AT ASSUMED ANNUAL RATES
                                                                                                 OF STOCK PRICE
                                       % OF TOTAL                                            APPRECIATION FOR OPTION
                                     OPTIONS GRANTED                                                TERM (1)
                          OPTIONS    TO EMPLOYEES IN   EXERCISE PRICE   EXPIRATION         ---------------------------
NAME                      GRANTED      FISCAL YEAR       PER SHARE       DATE(2)                5%            10%
----                      --------   ---------------   --------------   ----------         ------------   ------------
Eileen Rudden...........  900,000         22.0%            $  4.00       09/11/10(3)        $5,864,021     $9,337,473
Scott Randall...........   42,780          1.0%            $  9.35(4)    02/08/10(3)        $  651,546     $1,037,479
                          207,220          5.1%            $  8.50       02/08/10(3)        $2,869,086     $4,568,540
Matthew Ackley..........   15,000          0.4%            $2.6125(5)    10/18/05(5)        $   50,014     $   63,112
Louis Gennaro...........  225,000          5.5%            $  8.50       02/08/10(3)(6)     $3,115,261     $4,960,532
Bryan Semple............   15,000          0.4%            $2.6125(5)    10/18/05(5)        $   50,014     $   63,112
N. Louis Shipley........  125,000          3.1%            $  8.50       02/08/10(3)        $1,730,701     $2,755,851
                           50,000          1.2%            $2.6125(5)    10/18/05(5)        $  166,714     $  210,373
Robert Supnik...........   75,000          1.8%            $  8.50       02/08/10(3)(6)     $1,038,420     $1,653,511
                           15,000          0.4%            $2.6125(5)    10/18/05(5)(6)     $   50,014     $   63,112
Bruce Worrall...........   45,000          1.1%            $  8.50       02/08/10(3)        $  623,052     $  992,106
                           15,000          0.4%            $2.6125(5)    10/18/05(5)        $   50,014     $   63,112

------------------------

(1) Potential Realizable Value is the value of the granted options, based on the assumed annual growth rates of the share price shown during the option term. For example, a 5% growth rate, compounded annually, for Mr. Shipley's 125,000 share option grant, with its $8.50 per share exercise price and 10-year option term, results in a share price of $13.84 per share, and a 10% growth rate, compounded annually, for that grant results in a share price of $22.05 per share. These potential realizable values are listed to comply with the regulations of the SEC, and FairMarket cannot predict whether these values will be achieved. Actual gains, if any, on stock option exercises are dependent on the future performance of FairMarket's common stock.

(2) All of the options listed in this table were granted under FairMarket's 2000 Stock Option and Incentive Plan, which provides that upon certain "sale events" involving FairMarket, if provision is not made for appropriate substitution or adjustment of outstanding stock options, the options will automatically become fully vested. The vesting of these options is also subject to acceleration under the agreements described under "Severance Agreements" below.

(3) Option vests over a four-year period and expires 10 years from the date of grant.

(4) Option was granted at an exercise price equal to 110% of the fair market value of FairMarket's common stock on the date of grant in accordance with the "incentive stock option" (ISO) rules under Section 422 of the Internal Revenue Code.

(5) Option was granted in connection with FairMarket's October 2000 workforce reduction and the grant by FairMarket to all remaining non-executive employees of a special retention stock option grant. The options granted to the executives indicated above have an exercise price equal to 110% of the fair market value of FairMarket's common stock on the date of grant but are otherwise on the special terms of the retention grant made to non-executive employees, with the options vesting over a one-year period beginning on the six-month anniversary of the date of grant and having a term of five years.

(6) Mr. Gennaro resigned from FairMarket effective September 29, 2000 and
    Mr. Supnik resigned from FairMarket effective December 1, 2000. All options held by such persons expired on their resignation dates to the extent the options were not vested, and expired as to any vested portion of the options within the time period specified in the applicable option grant. All such options had expired as of March 21, 2001.

                 AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000
                           AND YEAR-END OPTION VALUES

    The following table sets forth the number of shares of FairMarket's common stock covered by all stock options exercised by the Chief Executive Officer and the Named Executive Officers during 2000 and the number of shares of FairMarket's common stock covered by all stock options held by them as of December 31, 2000. The value of unexercised in-the-money options is based on the closing price of our common stock as reported by Nasdaq on December 29, 2000, minus the exercise price, multiplied by the number of shares underlying the options.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF OUTSTANDING
                                                                    OPTIONS AT               IN-THE-MONEY OPTIONS
                                     SHARES                      DECEMBER 31, 2000           AT DECEMBER 31, 2000
                                    ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                               ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
Eileen Rudden....................         --           --          --        900,000             --             --
Scott Randall....................         --           --          --        250,000             --             --
Matthew Ackley...................     10,000     $ 99,000      51,250        103,750        $71,750       $124,250
Louis Gennaro(1).................         --           --          --             --             --             --
Bryan Semple.....................         --           --      59,375        105,625        $83,125       $126,875
N. Louis Shipley.................         --           --          --        175,000             --             --
Robert Supnik(2).................     50,000     $156,270          --             --             --             --
Bruce Worrall....................         --           --      32,500        157,500             --             --

------------------------

(1) Mr. Gennaro resigned from FairMarket effective September 29, 2000.

(2) Mr. Supnik resigned from FairMarket effective December 1, 2000.

SEVERANCE AGREEMENTS

    Effective February 26, 2001, FairMarket entered into a severance agreement with each of our executive officers. These agreements provide that if the officer's employment with FairMarket is terminated other than "for cause" (as defined in the severance agreements) or if the officer terminates their employment with FairMarket for "good reason" (as defined in the severance agreements) during the two-year period following the occurrence of a "change of control" (as defined in the severance agreements), then (a) all outstanding options held by that person (including those listed above under "Options Grants in Fiscal Year 2000" and all other options granted to that person to date) will accelerate in full upon such termination and (b) FairMarket will pay that person a lump-sum cash amount equal to one year of their base salary plus one year's bonus (calculated as the average of the last four quarterly bonuses paid or payable to the executive prior to the date on which such termination occurs, multiplied by four), except that the agreements with Ms. Rudden and Mr. Randall provide for the payment to such persons of an amount equal to two times their annual base salary plus bonus calculated as described above.

    The agreements with Ms. Rudden and Messrs. Randall and Worrall also provide that if such person's employment with FairMarket is terminated other than "for cause" or if such person terminates their employment with FairMarket for "good reason," in each case other than during the two-year period following the occurrence of a "change of control," then (a) all outstanding options held by that person (including those listed above under "Options Grants in Fiscal Year 2000" and all other options granted to that person to date) will accelerate by one year, in the cases of Ms. Rudden and Mr. Randall, and two years in the case of Mr. Worrall, and (b) FairMarket will continue to pay that person their base salary for one year, in the cases of Ms. Rudden and Mr. Randall, and six months in the case of Mr. Worrall, following their termination date.

    Each of these agreements also prohibits the executive from competing with FairMarket and its affiliates or soliciting any employee of FairMarket or its affiliates for a period of one year following termination of the executive's employment with FairMarket.

REPORT OF THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE OF THE BOARD OF
  DIRECTORS ON EXECUTIVE COMPENSATION

    In connection with its initial public offering in March 2000, FairMarket's Board of Directors established a Compensation Committee of the Board, composed of Messrs. Krish and Pallan during 2000. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the amount and type of consideration to be paid to senior management, administering our stock option and employee stock purchase plans and establishing and reviewing general policies relating to compensation and benefits of employees. Both such members of the Compensation Committee are independent directors. For the year ended December 31, 2000, FairMarket's executive compensation program was administered either by the full Board of Directors or by the Compensation Committee. Ms. Rudden did not participate in deliberations by the Board or the Compensation Committee regarding her individual compensation for 2000.

    The goals of FairMarket's compensation program are to align compensation with business objectives and performance, to enable FairMarket to attract, retain and reward executive officers and other employees who contribute to FairMarket's long-term success and to motivate those officers and employees to enhance long-term stockholder value. The compensation of FairMarket's officers and employees currently consists of an annual base salary and long-term performance incentives in the form of stock options. During 2000, certain executive officers of FairMarket also received quarterly performance incentives in the form of cash bonuses. FairMarket has in the past and continues to emphasize the award of stock options in its executive compensation policy and believes that in the highly competitive, evolving markets in which FairMarket operates, equity-based compensation provides the greatest incentive for outstanding executive performance and encourages the greatest alignment of management and stockholder long-term interests.

    BASE SALARY. The initial annual base salary for executive officers hired by FairMarket since FairMarket's initial public offering, one of whom was hired during 2000, has been reviewed and approved by FairMarket's Board of Directors. When reviewing those base salaries, the Board has considered level of responsibility, breadth of knowledge and prior experience as well as publicly available compensation information and informal survey information obtained by FairMarket's management with respect to other companies in the Internet industry. The relative importance of these factors varies, depending on the particular individual whose salary is being reviewed. The Board has not determined it necessary to specifically analyze compensation levels at companies included in the index under the caption "Performance Graph." The Compensation Committee intends to conduct an annual review of each executive officer's base salary beginning with FairMarket's general annual salary review for 2001, which is currently scheduled to occur in the second quarter of 2001.

    BONUSES. During 2000, certain of FairMarket's executive officers were eligible to receive a quarterly cash bonus of up to either a specified percentage of their quarterly base salary or a specified dollar amount. Bonuses for the fourth quarter of 2000 were based on the extent to which business and individual performance objectives, approved by the Compensation Committee for each such person, were achieved. These objectives consisted of operating, strategic and/or financial goals that are considered to be important to FairMarket's fundamental long-term goal of building stockholder value.

    STOCK OPTIONS. FairMarket's equity incentive plans are designed to provide its employees with an opportunity to share, along with its stockholders, in FairMarket's long-term performance. Initial grants of stock options are generally made to employees upon commencement of employment, with additional grants being made to certain employees following a significant change in job responsibility, scope or title. Options granted under FairMarket's standard stock option program generally vest over a four-year period and expire 10 years from the date of grant. The exercise price of the options is usually 100% of the fair market value of FairMarket's common stock on the date of grant.

    The number of shares of FairMarket's common stock covered by options granted to new employees other than executive officers is generally determined based on a schedule of option grant ranges for each job level, as approved by the Board of Directors. These ranges take into account publicly available compensation information and informal survey information obtained by FairMarket's management with respect to other companies in the Internet industry. The number of shares of FairMarket's common stock covered by options granted to new executive officers is determined on an individual basis taking into account the same factors as are considered in establishing the officers' initial base salary, as described above. Follow-on option grants to employees are based upon a number of factors, including performance of the individual, job level, potential, and past option grants. In October 2000, in connection with FairMarket's workforce reduction and the grant by FairMarket to all remaining employees of a special retention stock option grant, the Compensation Committee granted
Messrs. Ackley, Semple, Shipley and Worrall additional options to purchase an aggregate of 95,000 shares of FairMarket's common stock in order to increase the total number of options granted to date to each such officer to levels more competitive within FairMarket's industry and to provide such officers with additional incentive both to remain with FairMarket and to drive FairMarket's business. These options were granted at 110% of the fair market value of FairMarket's common stock on the date of grant and otherwise on the special terms of the retention grant made to all employees, with the options vesting over a one-year period beginning on the six-month anniversary of the date of grant and having a term of five years.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Effective September 11, 2000, the Board of Directors elected Eileen Rudden as President and Chief Executive Officer of FairMarket, replacing Mr. Randall who now serves as Chairman of FairMarket. In considering and approving Ms. Rudden's compensation, the Board of Directors reviewed information regarding the compensation paid to the chief executive officers of comparable public companies in FairMarket's industry.
Ms. Rudden's initial annual base
salary was set at $200,000 and her quarterly cash bonus target amount was set at $25,000, with the actual amount of each quarterly bonus to be based on the attainment of quarterly performance measures approved by the Board or Compensation Committee. In connection with her election as President and Chief Executive Officer, the Board also granted Ms. Rudden an option to purchase 900,000 shares of FairMarket's common stock, which amount was determined after FairMarket reviewed a study by independent compensation consultants which showed that such an award as a percentage of FairMarket's common stock outstanding was approximately at the 50th percentile of percentage ownership reported for non-founder chief executive officers of public Internet companies. The Compensation Committee also approved the payment to Ms. Rudden of her full $25,000 cash bonus for the quarter ended December 31, 2000 in recognition of the achievement by Ms. Rudden of certain internal operational goals during that period, including, for example, expansion of FairMarket's marketing initiatives and the launch of FairMarket's professional services group.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Compensation payments in excess of $1 million to the chief executive officer or the other four most highly compensated executive officers are subject to a limitation on deductibility for FairMarket under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 2001 to its chief executive officer or any other executive officer to be in excess of $1 million. FairMarket intends to maintain qualification of its applicable stock option plans for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

                                          BOARD OF DIRECTORS and
                                          COMPENSATION COMMITTEE

                                          Nanda Krish
                                          Richard Pallan
                                          Scott Randall
                                          Eileen Rudden

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    For the year ended December 31, 2000, FairMarket's executive compensation program was administered either by the full Board of Directors or by the Compensation Committee. Neither Mr. Krish nor Mr. Pallan, the members of our Compensation Committee during 2000, has ever been an officer or employee of FairMarket. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

                   CERTAIN TRANSACTIONS WITH RELATED PARTIES

    MICROSOFT AGREEMENT. FairMarket is party to an Auction Services Agreement with Microsoft which has a five-year initial term with an automatic renewal term of five years. Under the agreement, we have agreed to provide auction services to MSN.com and certain other web sites owned or operated by Microsoft, in return for monthly hosting fees and a share of transaction fees charged on the Microsoft sites. The total amount paid to FairMarket for 2000 under this agreement, net of the payment to Microsoft of a portion of the transaction fees paid on listings placed on other FairMarket-powered sites and sold on the Microsoft sites, was approximately $750,000. For 2000, we also paid Microsoft $70,000 for certain engineering and software consulting services performed for us by Microsoft during that year.

    EXCITE AGREEMENTS. During 2000, FairMarket was a party to an Auction Services Agreement with Excite, Inc. (now known as At Home Corporation) which had a five-year initial term. Under this agreement, we provided auction services to Excite.com in return for a share of transaction fees charged by the Excite site. The agreement required Excite to supply online banner and other advertising services to us in return for $2.5 million per quarter for the first two years of the agreement. During 2000, we purchased $10 million in banner advertising under this provision.

    In December 2000, FairMarket and At Home entered into an agreement terminating the Auction Services Agreement. Under the termination agreement, FairMarket purchased an incremental $500,000 in banner advertising from At Home during December 2000 and also licensed a permission-based email marketing database from an affiliate of At Home for $3.5 million, which was paid during December 2000. At that time, FairMarket and At Home also entered into a new Outlet Center agreement which has an 18-month initial term with an automatic renewal term of one year. Under this agreement, we have agreed to provide our "Outlet Center" service offering to At Home in return for an implementation fee, paid in December 2000, and a share of banner advertising, merchandising and transaction revenue.

    Effective May 1, 2000, we entered into a Broadband Auction Services Agreement with At Home which has an initial term ending in April 2001 with automatic renewal terms of one year each. Under this agreement, we have agreed to provide a broadband auction site for At Home in return for an implementation fee, a monthly service fee and a share of transaction fees. At Home paid FairMarket a total of approximately $70,000 for 2000 under this agreement.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires FairMarket's executive officers and directors and persons who beneficially own more than 10% of FairMarket's common stock to file reports of ownership and changes in ownership with the SEC and to furnish copies to FairMarket.

    Based upon a review of the reports furnished to FairMarket and representations made to FairMarket by its officers and directors and certain 10% beneficial owners, FairMarket believes that, during 2000, its officers and directors and 10% beneficial owners complied with all applicable reporting requirements, except that Mr. Supnik filed a Form 4 with respect to one transaction late, and except that Jeffrey B. Meyer, Vice President of Engineering, inadvertently omitted his ownership of certain shares from his initial Form 3, which Form 3 was subsequently amended to include such shares.

                             AUDIT COMMITTEE REPORT

    The Audit Committee of our Board of Directors is composed solely of independent directors as defined and required by Nasdaq. The Audit Committee
(a) reviews the scope and timing of the audit of FairMarket's financial statements by FairMarket's independent auditors, (b) reviews with FairMarket's independent auditors, and with our management, policies and procedures with respect to financial and accounting controls and (c) reviews with FairMarket's independent auditors their reports on FairMarket's financial statements and recommendations they make for improvements in our internal controls and the implementation of those recommendations. The Audit Committee has adopted a written charter to govern its operation which is attached to this Proxy Statement as Exhibit A. The Audit Committee held four meetings during 2000.

                         REPORT OF THE AUDIT COMMITTEE

    The following is a report of the Audit Committee of FairMarket's Board of Directors with respect to FairMarket's audited financial statements for the year ended December 31, 2000.

    In connection with its function of overseeing and monitoring the financial reporting process, the Audit Committee has, among other things, done the following:

    - reviewed and discussed FairMarket's audited financial statements for the year ended December 31, 2000 with FairMarket's management and PricewaterhouseCoopers LLP, FairMarket's independent auditors;

    - discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees"; and

    - received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," and discussed with PricewaterhouseCoopers LLP their independence from FairMarket.

    Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in FairMarket's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Nanda Krish
                                          Richard Pallan (Chairman)

                            STOCK PERFORMANCE GRAPH

    The graph below compares the cumulative total stockholder return on FairMarket's common stock with the cumulative total return of (a) the Nasdaq Market Index and (b) a peer group that includes the following businesses, which FairMarket considers to be a peer group: Ariba, Inc., Commerce One, Inc., Digital River, Inc., eBay Inc. and Bid.com International Inc. The graph assumes that $100 was invested in each of our common stock, the Nasdaq Market Index and the peer group on March 14, 2000 (the date on which our common stock was first publicly traded) and reflects the return through December 31, 2000, and assumes the reinvestment of dividends, if any. The comparisons in the graph below are based on historical data and are not necessarily indicative of, or intended to forecast, possible future performance of FairMarket's common stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FAIRMARKET, INC.  PEER GROUP  NASDAQ MARKET INDEX
3/14/00               $100        $100                 $100
3/31/00                $47         $75                  $99
6/30/00                $15         $45                  $85
9/30/00                 $7         $58                  $78
12/31/00                $3         $22                  $53

                                         3/14/00    3/31/00    6/30/00    9/30/00    12/31/00
                                         --------   --------   --------   --------   --------
FairMarket, Inc........................    $100       $47        $15        $ 7        $ 3
Peer Group.............................    $100       $75        $45        $58        $22
Nasdaq Market Index....................    $100       $99        $85        $78        $53

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Stockholder proposals intended to be presented at FairMarket's 2002 annual meeting of stockholders must be received by FairMarket no earlier than January 24, 2002 and no later than February 23, 2002 in order to be considered for inclusion in FairMarket's proxy statement for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals and the requirements of our By-laws in order to be included in the proxy statement and must be delivered to the Secretary of FairMarket at our principal executive offices at 500 Unicorn Park Drive, Woburn, Massachusetts 01801.

    Under FairMarket's By-laws, any stockholder of record who wishes to have a stockholder proposal that is not included in FairMarket's proxy statement considered at the 2002 annual meeting of stockholders must deliver a written notice of such proposal to the Secretary of FairMarket at our principal executive offices not less than 90 days or more than 120 days prior to May 23, 2002. However, if the date of the 2002 annual meeting is set for a date that is more than 30 days before or more than 60 days after May 23, 2002, then the notice must be delivered not more than 120 days prior to the date of the meeting and not later than the later of (a) 90 days prior to the date of the meeting or
(b) the 10th day after the day on which the date of the meeting is first publicly announced. The proposal must also comply with other requirements contained in FairMarket's By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to the SEC's rules governing the exercise of this authority.

                              INDEPENDENT AUDITORS

    Our Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the independent auditors of FairMarket for the year ending December 31, 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

    AUDIT FEES. The total fees billed by PricewaterhouseCoopers LLP for professional services for the audit of FairMarket's annual consolidated financial statements for the year ended December 31, 2000 and the review of the consolidated financial statements included in FairMarket's Quarterly Reports on Form 10-Q filed during the year ended December 31, 2000 were $156,880.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by PricewaterhouseCoopers LLP to FairMarket for financial information systems design and implementation services for the year ended December 31, 2000.

    ALL OTHER FEES. The total fees billed to FairMarket for all other services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2000 were $871,649. The majority of this amount was incurred in connection with our initial public offering. The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                                 OTHER MATTERS

    Our Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than those described in this Proxy Statement. If any other matters are duly presented, proxies will be voted on those matters in accordance with the best judgment of the proxy holders.

                                                                       EXHIBIT A

                                FAIRMARKET, INC.
                            AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of FairMarket, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

       - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

       - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

       - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

            (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

            (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

           (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

                                      A-1
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            (iv) the effectiveness of the Company's internal audit process
                 (including evaluations of its Senior Accounting Executive and any other relevant personnel).

       - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

       - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

            (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

            (ii) any changes required by the auditor in the scope or performance of the Company's internal audit.

       - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

       - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

       - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

       - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

       - Prepare the Audit Committee report required by Item 306 of
         Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

       - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

       - Recommend to the Board the appointment of the independent auditor.

       - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

                                      A-2
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       - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

       - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

       - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

       - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

    F.  GENERAL

       - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

       - Perform such other oversight functions as may be requested by the Board.

       - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

       - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

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Dear Stockholder:

Please take note of the important information enclosed with this proxy.

Your vote is important and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage-paid envelope.

Alternatively, you can vote by proxy over the Internet or by telephone. See the reverse side for instructions. FairMarket, Inc. is a corporation organized under the laws of the State of Delaware. The Delaware General Corporation Law authorizes the granting of proxies over the Internet or by telephone. Accordingly, proxies granted over the Internet or by telephone, in accordance with the procedures set forth on this proxy card, will be valid under Delaware law.

Sincerely,

FairMarket, Inc.


                                  DETACH HERE


                                     PROXY

                                FAIRMARKET, INC.

                          ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2001

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FairMarket, Inc. acknowledges receipt of a copy of FairMarket's 2001 Annual Report to Shareholders, Annual Report on Form 10-K for the year ended December 31, 2000 and Notice of Annual Meeting and Proxy Statement dated April 9, 2001, and revoking any proxy heretofore given, hereby appoints Lisa M. McGrath, James E. O'Neill and Janet Smith, and each of them, with full power of substitution to each, as proxies for the undersigned, and hereby authorizes each of them to vote all the shares of Common Stock of FairMarket, Inc. held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of FairMarket, Inc. to be held at 10:00 a.m., local time, on May 23, 2001, at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE NOMINEE FOR CLASS I DIRECTOR NAMED IN THE PROXY STATEMENT.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

                        VOTING BY TELEPHONE OR INTERNET

You may vote by telephone or Internet at your convenience 7 days/week, 24 hours/day. Your telephone or Internet vote authorizes Lisa M. McGrath, James
E. O'Neill and Janet Smith, and each of them, with full power of substitution, as proxies, to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

        THE DEADLINE FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET IS
                         11:59 P.M. (EST) MAY 22, 2001

To vote your shares through the Internet or by telephone, you will need the control number printed in the box below, just below the perforation.

TO VOTE BY TELEPHONE:

     1.  CALL TOLL FREE ON A TOUCH TONE TELEPHONE:
         1-877-PRX-VOTE (1-877-779-8683)
     2.  When prompted, enter the control number.
     3. Have your proxy card ready, then follow the prerecorded instructions when prompted.
     4.  Your vote will be confirmed and cast as you directed.

TO VOTE BY INTERNET:

     1.  GO TO THE WEB SITE ADDRESS: http://www.eproxyvote.com/faim
     2.  When prompted, enter the control number.
     3. Have your proxy card ready and follow the instructions on your screen when prompted.
     4.  Your vote will be confirmed and cast as you directed.

If you choose to vote your shares through the Internet or by telephone, please do not mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                  DETACH HERE

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
     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE

1.  Election of Class I Director.
                                          In their discretion, the proxies are authorized to vote upon any other
    Nominee:  (01) Eileen Rudden          business that may properly come before the meeting.

/ /  FOR   / / WITHHELD

                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /


                                          PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS
                                          SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS
                                          OR OTHER FIDUCIARIES SHOULD GIVE FULL TITLE AS SUCH. IF SIGNING
                                          FOR A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY A DULY
                                          AUTHORIZED OFFICER.


SIGNATURE:                           DATE:                 SIGNATURE:                           DATE:
          ------------------------        --------------             ------------------------        --------------
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